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                                                                  Exhibit 10-186


                         LEXINGTON PRECISION CORPORATION
                          LEXINGTON RUBBER GROUP, INC.
                                767 THIRD AVENUE
                               NEW YORK, NY 10017

                                 March 29, 2002

Congress Financial Corporation
1133 Avenue of the Americas
New York, NY 10036

Gentlemen:

         Reference is made to certain financing agreements dated January 11, 1990 between Lexington Precision Corporation ("LPC") and Congress Financial Corporation ("Congress") and between Lexington Rubber Group Inc. ("LRG"), formerly Lexington Components, Inc., and Congress, including but not limited to, each of the Accounts Financing Agreements [Security Agreement], as amended (the "Accounts Agreements"), the Covenants Supplements to each of the Accounts Agreements (the "Covenants Supplements"), and all other supplements thereto and all other related financing and security agreements (collectively, all of the foregoing, as the same have heretofore or contemporaneously been or may be hereafter, amended, replaced, extended, modified, or supplemented, the "Financing Agreements").

         The parties hereto agree to amend the Financing Agreements, as set forth below:

         1. DEFINITIONS: Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed thereto in the Financing Agreements.

         2. TERM: The first sentence of Section 9.1 of each of the Accounts Agreements, as heretofore amended, is hereby deleted in its entirety and replaced with the following:

                  "This Agreement shall become effective upon acceptance by you and shall continue in full force and effect for a term ending July 1, 2002 (the "Renewal Date"), unless sooner terminated pursuant to the terms hereof."

         3. TERM LOAN PAYMENTS: The aggregate monthly principal payments in respect of all Equipment Term Loans outstanding to LRG and LPC shall be $256,000 on April 1, 2002, $250,000 on May 1, 2002, and $430,000 on June 1, 2002, such payments to be allocated by Congress in its sole discretion.

         4. AMENDMENT: Subparagraph IV(g)(ii) of each of the Covenants Supplements is hereby amended, effective as of February 28, 2002, by changing the dollar amount of Net Worth on a consolidated basis with its direct and indirect subsidiaries to negative $13,500,000.



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         5. FEE: Upon the execution hereof and of the Agreement attached hereto as Exhibit A, Congress shall be entitled to a fee of $100,000.

         By the signature hereto of the duly authorized officers, the parties agree as set forth herein.

                                   Very truly yours,

                                   LEXINGTON PRECISON CORPORATION

                                   By:     Michael A. Lubin
                                           ---------------------------

                                   Title:  Chairman of the Board
                                           ---------------------------

                                   LEXINGTON RUBBER GROUP, INC.

                                   By:     Michael A. Lubin
                                           ---------------------------

                                   Title:  Chairman of the Board
                                           ---------------------------


AGREED AND ACCEPTED:

CONGRESS FINANCIAL CORPORATION

By:      Herbert C. Korn
         ---------------------

Title:   Vice President
         ---------------------















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